ARCHER FOCUS FUND

(AFOCX)

a Series of Archer Investment Series Trust

Supplement dated May 19, 2021

to the

Prospectus and Statement of Additional Information (“SAI”)

dated December 29, 2020

____________________________________________________________________________

This Supplement to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) for Archer Focus Fund (the “Fund”), a series of Archer Investment Series Trust (the “Trust”), dated May 19, 2021, updates certain information found in the Prospectus and SAI of the Fund dated December 29, 2020, as amended through May 19, 2021 as described below.

At a meeting of the Board of Trustees held on May 18, 2021, Archer Investment Corporation (“Archer”), the Advisor to the Fund, recommended to the Board an amendment to the current Expense Limitation Agreement (the “Amendment”), whereby the expense limitation rate for the Archer Focus Fund would be lowered to 0.98% until December 31, 2023, and the Trustees approved such Amendment. The contractual expense limitation does not apply to brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds).

Effective May 19, 2021, the expense limitation ratio for the Fund has changed as discussed above and certain information in the Fund’s Prospectus and SAI has changed as follows—

As to the Fund’s Prospectus:

1.

The section entitled “Fees and Expenses of Investing in the Fund” is updated as follows:

Fees and Expenses of Investing in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed within ninety (90) days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (1)	4.18%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	4.69%
Fee Waiver and/or expenses reimbursement (3)	(3.70)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.99%

1 The “Other Expenses” reflect estimated expenses that the Fund expects to bear in the current fiscal year.

2 Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. The fees and expenses reflect estimated acquired fund fees and expenses that the Fund expects to bear in the current fiscal year.

3 The Advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 0.98% of the Fund’s average daily net assets. The Expense Limitation Agreement is currently in effect until December 31, 2023.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. The contractual agreement is in place through December 31, 2023.  The Management Services Agreement may, on sixty (60) days’ written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management.

Example:

This Example is intended to help you compare the cost of investing in the Archer Focus Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$101	$714	$1,735	$4,316

2.

The section entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS is updated as follows:

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

The Advisor

Archer Investment Corporation, 11711 North College Avenue #200, Carmel, IN 46032, serves as the advisor to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund, the Archer Dividend Growth Fund, the Archer Focus Fund and the Archer Multi Cap Fund pursuant to the terms of a Management Services Agreement with the Funds. The advisor has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The advisor sets each Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The Advisor was established in August 2005 in order to manage the Archer Balanced Fund a separately stated series of the Archer Investment Series Trust. Troy C. Patton, one of the Funds’ portfolio managers, is the controlling shareholder of the Advisor.

Each of the Archer Funds is authorized to pay the Advisor a management fee equal to 0.50% of the Fund’s average daily net assets, respectively.  The Advisor has contractually agreed to waive and/or reimburse its management fee and/or certain of the Fund’s operating expenses, in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement (excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), to 1.20% of the Archer Balanced Fund’s average daily net assets, to 1.23% of the Archer Stock Fund’s average daily net assets, to 0.96% of the Archer Income Fund’s average daily net assets, to 0.98% of the Archer Dividend Growth Fund, to 0.98% of the Archer Focus Fund’s average net assets, and to 0.95% of the Archer Multi Cap Fund’s average daily net assets.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.20% with respect to the Archer Balanced Fund, 1.23% with respect to the Archer Stock Fund, 0.96% with respect to the Archer Income Fund, 0.98% with respect to the Archer Dividend Growth Fund, 0.98% with respect to the Archer Focus Fund and 0.95% with respect to the Archer Multi Cap Fund, within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. The contractual agreement is in place through December 31, 2023.  The Management Services Agreement may, on sixty (60) days’ written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management.

The Funds’ Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Funds’ shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.   A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with Archer will be available in the Funds’ Annual Report for the fiscal period ending August 31, 2020.

If you invest in the Funds through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to financial intermediaries for such services.

To the extent that the advisor pays a fee to a financial intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the advisor pays for the Fund to be included in a “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

As to the Fund’s SAI:

1.

The Section entitled: “INVESTMENT ADVISOR”

The Advisor of each of the Archer Funds is the Archer Investment Corporation. Archer Investment Corporation has also been the investment Advisor of the Archer Balanced Fund and its Predecessor Fund since the inception of that fund on September 27, 2005 and each of the other Archer Funds since their respective inceptions. The Funds’ primary portfolio manager, Troy Patton, is the principal shareholder of the Advisor who has served as the primary portfolio manager of the Archer Balanced Fund and its Predecessor Fund since its inception in 2005.

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Funds’ investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of each Fund, respectively.  The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed, 1.20% of its average daily net assets as to the Archer Balanced Fund, 0.96% of its average daily net assets as to the Archer Income Fund, 1.23% of its average daily net assets as to the Archer Stock Fund, 0.98% of its daily net assets as to the Archer Dividend Growth Fund, 0.98% of its average daily net assets as to the Archer Focus Fund, and 0.95% of its daily net assets as to the Archer Multi Cap Fund.  The contractual agreement is in effect through December 31, 2023.  The waiver or reimbursement by the advisor is subject to repayment by each Fund within the three (3) fiscal years following the fiscal year in which the particular waiver or expense was incurred; provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived.

**********************

Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755.

Investors should retain this supplement for future reference.